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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 22, 2001

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Special Equity Fund for the quarter and nine months ended September 30, 2001. The net asset value on that date was $26.41 per share. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in December 2001.

INVESTMENT REVIEW

    In the third quarter of 2001, Cohen & Steers Special Equity Fund had a total return of -7.4%, which compared to the NAREIT Equity REIT Index total return of -2.6%. The Standard & Poor's 500 Index, by comparison, had a total return of -14.7% in the quarter. For the nine months, the Fund's total return was 0.8%, which compared to the NAREIT Equity REIT Index return of 8.5% and the S&P 500 Index return of -20.4%.

    The investment climate clearly changed in the third quarter, but the streak of REIT out-performance did not. As shown in the table below, in every period, both pre- and post-Attack, the Fund displayed much lower downside volatility than the broader market and continued to register positive returns in a year that is shaping up to be one of the worst in many years.

                                              TOTAL RETURN
                                  ------------------------------------    FUND        FUND
                                     FUND       S&P 500       NASDAQ     VS. S&P   VS. NASDAQ
                                  ----------   ----------   ----------   -------   ----------
1/1/01 -- 9/10/01...............       4.1%       -16.5%        -31.2%    20.6%      35.3%
9/17-28 (POST-ATTACK)...........      -3.3%       - 4.6%        -11.6%     1.4%       8.4%
9 MONTHS 2001...................       0.8%       -20.4%        -39.2%    21.2%      40.0%
Q3: 2001........................      -7.4%       -14.7%        -30.6%     7.3%      23.2%

    Post-September 11th, our performance was affected primarily by our holdings in the Hotel sector, the sector most negatively impacted by the Attack. We sold these issues due to the potentially severe near- and long-term damage to their fundamentals. We expect demand for hotel rooms to decline significantly and remain at a low level for the foreseeable future due to continued economic weakness, as well as a significant drop-off in travel brought on by fears generated by terrorist attacks. It now appears that the hotel industry recovery we expected in 2002, predicated on a limited supply of new rooms, will be delayed indefinitely due to the dramatic decline in demand. Also affecting our relative performance was our absence of any meaningful holdings in the Self-Storage, Apartment, and Community Shopping Center sectors. These companies are perceived to be highly defensive in nature, and as a result turned in very strong relative performance.

    Immediately following the end of the quarter, REITs encountered several crosscurrents. For the first time in years, several REITs, including those in the Office, Apartment and Hotel sectors announced lower future earnings

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

guidance due to the swift changes in the economic climate. Many more such alerts can be expected as most companies both inside and outside the real estate industry come to grips with the clear-cut onset of an economic downturn in the U.S. Offsetting this was the long-awaited announcement by Standard & Poor's of the inclusion of REITs in the S&P 500 Index, as well as some of their smaller capitalization indexes. In addition, the Fed's lowering of interest rates to the lowest level in a generation continues to enhance the attractiveness of the relatively higher dividend yields generally offered by REITs as compared to other income-generating investments. Although analysts have generally lowered their forecast growth rates for most REITs, with the exception of Hotel REITs they continue to expect, as do we, positive comparisons in both 2001 and 2002.

INVESTMENT OUTLOOK

    Never before has the 'Fire vs. Ice' debate been argued more passionately in the investment community. The Fire scenario contemplates a V-shaped recovery to be in place sometime early next year. This renewed growth would likely be accompanied by rising inflation due to a record amount of monetary and fiscal stimulus. Post-9/11 this stimulus will be even greater due to a ramp up in military and security expenditures. The opposing theory, Ice, is that we are headed for a protracted economic slowdown that cannot be avoided due to the synchronous decline in worldwide economies and the excesses of the past boom that have yet to be corrected. Further, post-9/11 commerce has slowed even more due to the diversion of productive resources and insecurity among the population that leads to a higher savings rate and less travel.

    Our view is that each of these extremes is possible, but something in between the two extremes is most likely. We are assuming that history will repeat itself and the basic principles of economics have not changed. Thus, the massive monetary and fiscal stimulus being directed at the U.S. economy, free of typical political rhetoric, gives us confidence that the economy will regain strength sometime in 2002. While we cannot predict the precise shape of this recovery, and the development of the armed conflict in the Middle East is very likely to influence the course of events, our operative assumption is that, indeed, growth will resume.

    Unfortunately, before we can assess the timing or magnitude of an economic recovery, we must first deal with the prospective duration and depth of the current economic recession. We believe that it is too soon to make any sound judgment in this regard. Absent the unstable world situation, we would have expected that the recession would be rather brief and mild, due to the extreme monetary and fiscal stimulus in effect before 9/11. The unstable world situation, however, and any repercussions on consumer and business behavior, profits and financial asset pricing may indeed exacerbate this downturn. As a result, our investment strategy reflects a conservative bias because of the risks of worldwide events, which may supercede traditional economic principles. We remain very comfortable with our Health Care sector holdings, whose fundamentals are not tied to the economy, as well as select Retail sector holdings, whose property portfolios have strong tenant rosters, in our view.

    With respect to the Office sector, which has been our highest weighting, we had previously expected this cycle to be different from any other in the past due to supply levels remaining very much in check as compared to prior cycles. However, the decline in demand for space has been far greater than experienced during prior recessions and, in fact, likely will be negative during 2001 for the first time in recent history. Representative of this is the San

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

Francisco office market which, two years ago, was the tightest in the nation but is now one of the weakest, suffering from more than a 17% vacancy rate. Vacancy rates were already rising in most office markets before 9/11, and now with the slowdown in the economy, those vacancy rates are likely to rise further in the months ahead. Until there is evidence to the contrary, many office markets are likely to experience a decline in demand for space well before there will be any meaningful increase. Accordingly, we have reduced our weighting in office companies that may encounter worse-than-expected fundamentals.

    The City of New York office market is an exception to the general trends in the Office sector because the loss of approximately 20 million square feet of class-A space, an unfortunate consequence of the 9/11 Attack, nearly ensures a strong market for the foreseeable future. Adjacent suburban markets in New Jersey, Long Island, New York and Connecticut will likewise benefit. Approximately two-thirds of our Office sector holdings own properties in the New York metropolitan market. In addition, our holding, Alexander's, owns a significant office development in midtown Manhattan that will be among the first new projects built post-9/11.

    We believe that REITs, especially those that meet our criteria for management and balance sheet strength, can continue to attract investor capital because they have characteristics that should be in even greater demand in the current period. Nearly all REITs own properties located entirely in the U.S., eliminating (or at least reducing) any risks from declining worldwide economies, currency fluctuations and sovereignty issues. The contractual nature of leases generally affords REITs lower profit volatility compared to other business sectors and, therefore, in our view should lead to lower share price volatility. REITs also have valuation characteristics that are very tangible, and have a unique permanence, such as asset values and dividend yields. REIT earnings historically have been much less subject to variability and volatility than earnings of industrial or technology companies, and there is nothing to suggest to us that these investment characteristics will not continue. Further, the decline in interest rates across the spectrum of maturities presents a huge opportunity for most REITs as well as other real estate owners to finance, refinance and purchase properties at unprecedented low interest rates.

    Finally, while there is little concern today about increasing inflationary pressures, it must be considered that the unprecedented monetary and fiscal stimulus may, in the coming years, ignite an increasing level of price inflation. Should the world situation settle down quickly (which we, like all other Americans, hope is the case) and should the recession indeed prove to be short and shallow, we believe renewed economic growth would be very favorable for real estate markets. In this case we believe demand would re-accelerate, vacancy rates would stabilize and most markets and property types would quickly return to equilibrium levels. Meantime, the dividend yields of REITs, currently averaging 7.4%, are compelling compared to both the fixed income and equity markets. While the average dividend yield on the Fund's holdings, currently 5.9%, is below the yield for the average REIT, we believe our holdings have sufficient growth to compensate for the lower yield.

    Since our last quarterly report, we have lived through one of the most horrific events ever to hit this nation. While we were fortunate that no one at Cohen & Steers was directly touched by this tragedy, we have many friends and business colleagues who are among those killed or missing. Our thoughts and prayers go out to these families. Being located in New York City, we also witnessed incredible acts of valor for which we as a community will be forever grateful. And in a testament to how great America truly is, we watched first hand as fierce competitors helped their fallen rivals pick up the pieces and quickly restored the nation's securities markets.

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                                       3



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    In summary, neither a recession nor a war is good for America and most sectors of the economy, real estate or the financial markets. Until we can assess the extent to which these two phenomena affect corporate profitability and consumer psychology, in our view a conservative investment posture is required. For many investors, REITs satisfy the need for diversification, relatively lower volatility and relatively higher current income. We have designed our portfolio to pursue a conservative approach and to adhere to strict investment criteria that are intended to afford additional safety. As a result, we have confidence in our ability to pursue our goal of generating acceptable relative total returns.

Sincerely,


             MARTIN COHEN            ROBERT H. STEERS
             MARTIN COHEN            ROBERT H. STEERS
             President               Chairman

                      JOSEPH M. HARVEY
                      JOSEPH M. HARVEY
                      Portfolio Manager

         Cohen & Steers is online at WWW.COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)


                                                     NUMBER OF                     % OF
                                                      SHARES        VALUE       NET ASSETS
                                                     ---------   -----------   ------------
EQUITIES
   *Alexander's....................................    45,800    $ 2,789,220        9.46%
    Equity Office Properties Trust.................    71,000      2,272,000        7.71
  **Brookfield Properties Corp.....................   122,700      2,257,891        7.66
    ProLogis Trust.................................    86,900      1,833,590        6.22
    Ventas.........................................   166,700      1,808,695        6.14
    Boston Properties..............................    47,200      1,799,736        6.11
    Vornado Realty Trust...........................    45,000      1,786,500        6.06
    General Growth Properties......................    41,500      1,442,955        4.90
    SL Green Realty Corp...........................    45,600      1,437,312        4.88
    Arden Realty Group.............................    54,300      1,388,451        4.71
    Reckson Associates Realty Corp.................    55,500      1,340,325        4.55
    CBL & Associates Properties....................    36,100        983,725        3.34
    Kilroy Realty Corp.............................    38,700        965,565        3.28
    Nationwide Health Properties...................    46,000        903,900        3.07
    Health Care Property Investors.................    22,700        872,815        2.96
    Simon Property Group...........................    32,100        863,811        2.93
    Archstone Communities Trust....................    26,500        691,650        2.35
    CarrAmerica Realty Corp........................    21,600        647,136        2.19
    Apartment Investment & Management Co. --
      Class A .....................................     8,700        393,762        1.33
    BRE Properties.................................    11,200        335,440        1.14
    FelCor Lodging Trust...........................     8,600        115,670        0.39
    Host Marriott Corp.............................    15,200        107,160        0.36
   *Crescent Operating.............................   218,100         61,068        0.21
   *FrontLine Capital Group........................   184,600         16,614        0.05
                                                                 -----------      ------
         TOTAL EQUITIES (Identified
           cost -- $27,265,216)....................               27,114,991       92.00
                                                                 -----------      ------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                     PRINCIPAL                      % OF
                                                       AMOUNT        VALUE       NET ASSETS
                                                     ----------   -----------   ------------
COMMERCIAL PAPER
  American General Financial, 3.30%, due
    10/01/01.......................................  $1,491,000   $ 1,491,000        5.06%
  Citicorp, 3.30%, due 10/01/01....................   1,489,000     1,489,000        5.05
                                                                  -----------      ------
    TOTAL COMMERCIAL PAPER (Identified
      cost -- $2,980,000)..........................                 2,980,000       10.11
                                                                  -----------      ------
TOTAL INVESTMENTS (Identified
  cost -- $30,245,216).............................                30,094,991      102.11
LIABILITIES IN EXCESS OF OTHER ASSETS..............                  (622,937)      (2.11)
                                                                  -----------      ------

NET ASSETS (Equivalent to $26.41 per share based on
  1,115,914 shares of capital stock outstanding)...               $29,472,054      100.00%
                                                                  -----------      ------
                                                                  -----------      ------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the princial exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on September 30, 2001 was $3,565,662 based on an exchange rate of 1 Canadian dollar to 0.63323 U.S. dollars.

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                                       6



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/00................                $33,463,150            $26.60
    Net investment income....................  $   768,998                 $0.66
    Net realized and unrealized loss on
       investments...........................     (338,354)                (0.43)
    Distributions from net investment
       income................................     (475,017)                (0.42)
                                                                           -----
    Capital stock transactions:
         Sold................................      681,553
         Distributions reinvested............      289,520
         Redeemed............................   (4,917,796)
                                               -----------
Net (decrease) in net asset value............                 (3,991,096)            (0.19)
                                                             -----------            ------
End of period: 9/30/2001.....................                $29,472,054            $26.41
                                                             -----------            ------
                                                             -----------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                       (PERIODS ENDED SEPTEMBER 30, 2001)

ONE YEAR                SINCE INCEPTION (5/8/97)
--------                ------------------------
 5.15%                            5.35%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

            FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:
      [COHEN & STEERSE QUITY INCOME FUND LOGO]            [COHEN & STEERS REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                    FOR TOTAL RETURN:
      [COHEN & STEERS SPECIAL EQUITY FUND LOGO]           [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Corp.
                                       225 Franklin Street
                                       Boston, MA 02110
 George Grossman
 Director                              TRANSFER AGENT
                                       Boston Financial Data Services, Inc.
 Willard H. Smith, Jr.                 Two Heritage Drive
 Director                              North Quincy, MA 02171
                                       (800) 437-9912

 Adam Derechin                         LEGAL COUNSEL
 Vice President and Assistant          Simpson Thacher & Bartlett
 Treasurer                             425 Lexington Avenue
                                       New York, NY 10017
 Lawrence B. Stoller
 Assistant Secretary                   DISTRIBUTOR
                                       Cohen & Steers Securities, Inc.
                                       757 Third Avenue
                                       New York, NY 10017

                                       NASDAQ Symbol: CSSPX

                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.
                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



[COHEN & STEERS SPECIAL EQUITY FUND LOGO]



                            QUARTERLY REPORT
                           SEPTEMBER 30, 2001